Exhibit 32.1

Certification Pursuant to
18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report on Form 10-Q of Euramax Holdings, Inc., (the “Company”), for the quarterly period ended June 29, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mitchell B. Lewis, President and Chief Executive Officer, and I, R. Scott Vansant, Vice President and Chief Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1. the Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2012	/s/ Mitchell B. Lewis
Mitchell B. Lewis
President and Chief Executive Officer

Date: August 10, 2012	/s/ R. Scott Vansant
R. Scott Vansant
Vice President and Chief Financial Officer